SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         June 15, 2018
                         Date of Report
                (Date of Earliest Event Reported)

                  CANNASSIST INTERNATIONAL INC.
     (Exact Name of Registrant as Specified in its Charter)

             IRIS GROVE ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

  Delaware                000-55809               82-1873116
(State or other    (Commission File Number)      (IRS Employer
jurisdiction                                    of incorporation)

                   412 North Main Street
                  Buffalo, Wyoming 82834
     (Address of principal executive offices) (zip code)

                      760-990-3091
     (Registrant's telephone number, including area code

                 9545 Wilshire Boulevard
             Beverly Hills, California 90212
     (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

    On June 18, 2018, CannAssist International Inc. (formerly Iris Grove Acquisition Corporation. (the "Registrant" or the "Company") issued shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 100% of the total outstanding 4,200,000 shares of common stock as follows:

        Mark Palumbo                       3,000,000
        Matthew Palumbo                     150,000
        Erin Palumbo Smith                  150,000
        Emily Tanner-McLean                 150,000
        Batterson Partners LLC              375,000
        Baldwin Dachs Holdings LLC          375,000

     With the issuance of the stock and the redemption of 20,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company intends to develop its business plan by acquiring Xceptor, LLC, a Wyoming corporation. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

TEM 5.01  Changes in Control of Registrant

      On June 15, 2018, the following events occurred which resulted in a change of control of the Registrant:

      1. The Registrant cancelled an aggregate of 20,000,000 of the then 20,000,000 shares of outstanding stock valued at par.

      2.   The then current officers and directors resigned.

      3.   New officer(s) and director(s) were appointed and elected.

      The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 7, 2017as amended and supplemented by the information contained in this report.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

       On June 15, 2018, the following events occurred:

       James M. Cassidy resigned as the Registrant's president, secretary and director.

        James McKillop resigned as the Registrant's vice president and director.

        Mark Palumbo was named sole director of the Registrant:

        Mark Palumbo was named President, Chief Financial Officer and Secretary of the Registrant.

      Mark Palumbo serves as President, Chief Financial Officer,
Secretary and sole director of the Company. From 1980 to 1983, Mr. Palumbo worked at Ocean Technologies as an electronic technician supporting the development of submarine weapon systems of the Naval Underwater Systems Center in Newport, Rhode Island. From 1983 to 1990, Mr. Palumbo worked at Dupont Pharmaceuticals initially as a pharmaceutical representative in Southern California and later in management at the Long Island, New York production facility that provided contract testing and manufacturing services to the pharmaceutical, cosmetic, personal care and nutritional industries.

      Beginning in 1990, Mr. Palumbo pursued his interest in the cosmetic and personal care industries and began working at US Cosmetics selling cosmetic ingredients to formulators and manufacturers. In 1995, Mr.Palumbo moved to Collaborative Laboratories where he directed the company's global sales initiative. In 1999, utilizing his industry knowledge and experience he formed DIOW Products (Doing it our Way) which worked with clients to develop, manufacture and supply raw materials for personal care, cosmetics and nutritional products. Mr.Palumbo sold DIOW in 2008 and, using the retained assets, formed
EME Ltd. Since 2008, EME Ltd., with Mr. Palumbo as its principal executive officer, has worked independently and collaboratively to develop new products and to enhance the bioavailability and ease-of-use of existing products. EME Ltd. currently includes a cell biology laboratory and two botanically based personal care, cosmetic, food and nutritional companies.

                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                        CANNASSIST INTERNATIONAL INC.

Date: June 18, 2018
                       /s/ Mark Palumbo, President